                                                                 EXHIBIT 10.3




                          FREMONT GENERAL CORPORATION

                            AND AFFILIATED COMPANIES

                           INVESTMENT INCENTIVE PLAN





                       RESTATED EFFECTIVE JANUARY 1, 1994





Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050
(415) 493-9300





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                               TABLE OF CONTENTS

                                                                                                                            Page
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
I        INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

II       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.1     Account or Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.2     Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.3     Adjustment Factor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.4     Administrator or Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.5     Affiliated Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.6     Beaver Plan Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.7     Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.8     Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.9     Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.10    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.11    Contribution Percentage Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.12    Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.13    Controlled Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.14    Disability or Permanent and Total Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.15    Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.16    Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.17    Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.18    Employer Discretionary Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.19    Employer Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.20    Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.21    Employment Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.22    Entry Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.23    ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.24    Family Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.25    Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.26    Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         2.27    Non-Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.28    Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.29    Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.30    Participating Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.31    Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.32    Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.33    Qualified Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.34    Qualified Nonelective Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.35    Reemployment Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.36    Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.37    Salary Reduction Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.38    Section 415 Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.39    Severance from Service or Severance from Service Date  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.40    Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.41    Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.42    Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.43    Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.44    Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         2.45    Other Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

III      ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11





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                               TABLE OF CONTENTS
                                  (CONTINUED)

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
         3.1     Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.2     Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.3     Change in Employment Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

IV       CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.1     Salary Reduction Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.2     Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.3     Discretionary and Qualified Nonelective Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.4     Limitations on Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.5     Time and Manner of Payment of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.6     Receipt of Assets from Plan of Former Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

V        ACCOUNTS AND ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.1     Participant's Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.2     Allocation of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.3     Allocation of Earnings or Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.4     Section 415 Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.5     Discrimination Testing of Salary Reduction Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  18
         5.6     Distribution of Excess Salary Deferral Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.7     Discrimination Testing of Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.8     Corrective Procedure when Discriminatory Matching Contributions are Made . . . . . . . . . . . . . . . . .  25

VI       VESTING AND DISTRIBUTION OF ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.1     Vested Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.2     Employer Matching Contributions and Employer Discretionary Contributions Forfeitures . . . . . . . . . . .  29
         6.3     Normal Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.4     Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.5     Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.6     Commencement of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.7     Direct Rollovers and Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.8     Form of Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.9     Transitional Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         6.10    Distribution Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.11    Distribution or Transfer of Accounts On Plan Termination and Other Events  . . . . . . . . . . . . . . . .  40
         6.12    Distribution to Minor or Incompetent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.13    Location of Participant or Beneficiary Unknown . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.14    Hardship Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.15    Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.16    Withdrawals at Age 59 1/2: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.17    Withdrawals From Rollover Account: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

VII      ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.1     Powers of the Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.2     Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

VIII     LEAVES OF ABSENCE AND TRANSFERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.1     Military Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.2     Other Leaves of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.3     Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45





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                               TABLE OF CONTENTS
                                  (CONTINUED)
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
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
IX       TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

X        FEES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

XI       NECESSITY OF QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

XII      AMENDMENT, TERMINATION OR MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         12.1    Amendment or Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         12.2    Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         12.3    Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

XIII     CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         13.1    Right to File Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         13.2    Denial of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         13.3    Claims Review Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

XIV      TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         14.1    Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         14.2    Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         14.3    Minimum Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         14.4    Vesting Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

XV       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.1    Legal or Equitable Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.2    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.3    No Enlargement of Plan Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.4    No Enlargement of Employment Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.5    Written Orders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.6    No Release from Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.7    Discretionary Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.8    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.9    Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.10   Non-Alienation of Benefits:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         15.11   No Reversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         15.12   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         15.13   Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56





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I        INTRODUCTION

         Fremont General Corporation has established this Plan, consisting of the following provisions, for the exclusive benefit of its Employees and their Beneficiaries. The Plan is intended to be a profit sharing plan qualified under Section 401(a) of the Internal Revenue Code and is intended to include a qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.

II       DEFINITIONS

         For purposes of this Plan, the following definitions shall apply:

         2.1 ACCOUNT OR ACCOUNTS: A Participant's interest in the Trust Fund, consisting of the Participant's Salary Reduction Contributions Account, Employer Matching Contributions Account, Qualified Matching Contributions Account, Employer Discretionary Contributions Account, Qualified Nonelective Contributions Account, Rollover Contributions Account, and such other Account(s) as the Administrator shall determine.

         2.2 ACT: The Employee Retirement Income Security Act of 1974, as amended.

         2.3 ADJUSTMENT FACTOR: The cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code as applied to such items and in such manner as the Secretary shall provide.

         2.4     ADMINISTRATOR OR PLAN ADMINISTRATOR:  The Employer.

         2.5     AFFILIATED COMPANY:       Any corporation which is a member of
a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined under Section 414(m) of the Code) which includes the Employer; and any other organization or entity which is required to be aggregated with the Employer pursuant to Section 414(o) of the Code.

         2.6 BEAVER PLAN ACCOUNT: The Account maintained for a Participant to record his or her share of the contributions of the Employer to the Beaver Insurance Company 401(k) Employees' Savings Plan and Trust.

         2.7 BENEFICIARY: The person or entity who is to receive any benefits payable from the Plan on account of a Participant's death. If the Participant is married, the Beneficiary is the Participant's surviving spouse and no written designation is required. A Participant may designate a Beneficiary other than the Participant's spouse provided (i) the Participant's spouse consents in writing (on a form provided by the Administrator) to such designation and to the form thereof; (ii) such Beneficiary designation may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse); and (iii) the spouse's consent acknowledges the effect of such Beneficiary designation and is witnessed by a Plan representative or a notary public. Such spousal consent shall not be required if it is established to the satisfaction of the Administrator that the consent required under the preceding sentence cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury or the Secretary's delegate may by regulations prescribe. If at the time of his or her death, the Participant has no surviving spouse or designated Beneficiary, the Beneficiary is the personal representative of the Participant's estate. A Participant's Beneficiary is bound by the terms of the Plan.

         2.8     BREAK IN SERVICE:

                 (a) A Plan Year during which an Employee does not complete more than 500 Hours of Service. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence.

                 (b) For purposes of paragraph (a) above, maternity or paternity leave means a period during which an Employee is absent because of
(i) the pregnancy of the Employee, (ii) the birth of a child of the Employee,
(iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the Employee's caring for a child immediately after the birth or placement of the child.

         2.9     CODE:  The Internal Revenue Code of 1986, as amended.

         2.10    COMPENSATION:

                 (a) Compensation means all of an Employee's Code Section 3401(a) [W-2] wages. Wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

                 (b) Compensation shall include only that compensation which is actually paid to the Employee during the Plan Year. Notwithstanding the foregoing, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                 (c) For Plan Years beginning after December 31, 1988, the annual Compensation of each Employee taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000 (as adjusted by the Adjustment Factor). If Compensation is to be determined on a period of time that contains fewer than 12 calendar months, the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins, multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the Compensation of a Participant for purposes of the foregoing $200,000 limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation. If Compensation for any prior determination period is taken into account in determining a Participant's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

                 (d) For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this Section, Compensation for a limitation year is the Compensation actually paid or made available during such limitation year.

                 (e) For plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the plan shall not exceed the annual compensation limit under the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93"). The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is in the number of months in the determination period, and the denominator of which 12. For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         2.11 CONTRIBUTION PERCENTAGE AMOUNTS: The sum of Employer Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the test in Section 5.5(a) of the Plan) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Employer Matching Contributions that are forfeited either to correct Excess Matching Contributions or because the Contributions to which they relate are Excess Salary Reduction Contributions, Excess 401(k) Contributions or Excess Matching Contributions. The Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amounts. The Employer may also elect to use Salary Reduction Contributions in the Contribution Percentage Amounts so long as the test in Section 5.5(a) of the Plan is met before the Salary Reduction Contributions are used in the test in Section 5.7(a) of the Plan and continues to be met following the exclusion of those Salary Reduction Contributions that are used to meet the test in
Section 5.7(a) of the Plan.

         2.12 CONTRIBUTIONS: Salary Reduction Contributions, Employer Matching Contributions and Qualified Matching Contributions, Employer Discretionary Contributions, and Qualified Nonelective Contributions.

         2.13 CONTROLLED GROUP: The Employer and any entity required to be aggregated with the Employer under Sections 414(b), (c) or (m) of the Code.

         2.14 DISABILITY OR PERMANENT AND TOTAL DISABILITY: The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or such other standard as expressed in
Section 22(e)(3) of the Code or any successor provision. The permanence and degree of such impairment shall be supported by medical evidence.

         2.15 EFFECTIVE DATE: The Effective Date of the Plan was February 1, 1986. The effective date of this restatement shall be January 1, 1994; provided, however, that any provision of this Plan required as a result of the Tax Reform Act of 1986 or any subsequent legislation shall be effective as of the earliest date required by such legislation.

         2.16 EMPLOYEE: Any person employed by the Employer other than as an independent contractor. The term Employee shall include any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("Leasing Organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer ("Leased Employee"). A Leased Employee shall not be considered an Employee of the Employer if both of the following conditions are met:

                 (a) such employee is covered by a money purchase pension plan providing:

                          (i)     a non-integrated employer contribution rate
of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125,
Section 402(a)(8), Section 402(h) or Section 403(b) of the Code;

                          (ii)    immediate participation; and

                          (iii)   full and immediate vesting.

                 (b) Leased Employees do not constitute more than 20% of the Employer's non-highly-compensated work force.

Contributions or benefits provided a Leased Employee by the Leasing Organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         2.17    EMPLOYER:  Fremont General Corporation and any Affiliated
Company.

         2.18 EMPLOYER DISCRETIONARY CONTRIBUTIONS: Employer contributions to the Trust other than Employer Matching Contributions and other than Employer contributions made pursuant to Participants' salary reduction elections.

         2.19 EMPLOYER STOCK: The voting common stock of Fremont General Corporation and any other security, debenture or other property convertible into Employer Stock. The term Employer Stock shall also include warrants or rights to purchase Employer Stock which are received by the Trustee as a result of its holding Employer Stock.

         2.20 EMPLOYER MATCHING CONTRIBUTIONS: Employer contributions to the Trust made on account of Salary Reduction Contributions, but not including any contribution and/or allocation made to satisfy the minimum allocation requirements of Section 14.3.

         2.21 EMPLOYMENT COMMENCEMENT DATE: The date on which an Employee first performs an Hour of Service for the Employer, within the meaning of 29 CFR Section 2530.200b-2(a).

         2.22    ENTRY DATES:  The first day of each quarter of each Plan Year:
January 1, April 1, July 1 and October 1. Effective April 1, 1994, Entry Dates shall be the first day of the first full pay period in each month.

         2.23 ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         2.24 FAMILY MEMBER: With respect to an Employee, any individual who is a spouse, lineal ascendent or descendant, or a spouse of a lineal ascendant or descendant of the Employee.

         2.25    HIGHLY COMPENSATED EMPLOYEE:

                 (a) Any Employee who at any time in the look-back year or the determination year was a 5% owner of the Employer (as defined in Section 416(i)(1)(B)(i) of the Code);

                 (b)      Any Employee who, in the look-back year:

                          (i)     Received Compensation of more than $75,000
(as adjusted by the Adjustment Factor);

                          (ii)    Was an officer and received Compensation of
more than 50% of the dollar limit in effect for that Plan Year under Section 415(b)(1)(A) of the Code; or

                          (iii)   Received Compensation of more than $50,000
(as adjusted by the Adjustment Factor) and was in the top-paid group;

                 (c) Any Employee not described in paragraph (b) above but who, in the determination year, (i) is described in clause (i), (ii) or (iii) of paragraph (b), and (ii) is among the 100 Employees who received the most Compensation from the Employer during the determination year; and

                 (d) Any former Employee who has separated from Service but who was a Highly Compensated Employee as described in paragraph (a), (b) or
(c) above when he or she separated from Service or at any time after he or she attained age 55.

                 (e)      For purposes of this Section:

                          (i)     the determination year is the Plan Year for
which the determination of Highly Compensated Employees is being made;

                          (ii)    the look-back year is the twelve month period
preceding the determination year.

                          (iii)   the determination of who is a Highly
Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                          (iv)    employers aggregated under Sections 414(b),
(c), (m) or (o) of the Code are treated as a single employer.

                          (v)     if an employee is, during a determination
year or look-back year, a Family Member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the 5% owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and 5% owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and

Plan Contributions or benefits equal to the sum of such Compensation and Contributions or benefits of the Family Member and 5% owner or top-ten Highly Compensated Employee.

         2.26    HOUR OF SERVICE:

                 (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties and for reasons other than the performance of duties; provided that

                          (i)     no more than 501 Hours of Service shall be
credited on account of a single continuous period during which no duties are performed, and

                          (ii)    no Hours of Service shall be credited if
payment was made or due

                                  (1)      under a plan maintained solely for
the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; or

                                  (2)      solely as reimbursement for medical
or medically related expenses incurred by the Employee. Hours of Service shall be calculated in accordance with Department of Labor Regulation Section 2530.200b-2(b) and (c);

                 (b)      For an Employee on a leave of absence pursuant to
Section 8.1 or 8.2, credit for such leave shall be given for the number of regularly scheduled working hours included in the period of such leave;

                 (c) An Employee's Hours of Service include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. Such Hours of Service shall be credited for the periods to which the award or agreement pertains rather than the periods in which the award, agreement, or payment is made, and no Hours of Service shall be credited under this paragraph which would duplicate any hours credited above.

                 (d) Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or business under common control (under Section 414(c) of the Code) of which the Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Sections 414(n) or 414(o) of the Code.

         2.27 NON-HIGHLY COMPENSATED EMPLOYEE: An Employee who is neither a Highly Compensated Employee nor a Family Member with respect to a Highly Compensated Employee.

         2.28    NORMAL RETIREMENT DATE:  The date an Employee attains age 65.

         2.29 PARTICIPANT: An Employee or former Employee for whom an Account is maintained under the Plan.

         2.30 PARTICIPATING EMPLOYERS: The Affiliated Companies which have, from time to time, adopted the Plan, as set forth on Exhibit A attached hereto.

         2.31 PLAN: The Fremont General Corporation and Affiliated Companies Investment Incentive Plan, as amended (formerly known as the Fremont General Corporation and Affiliated Companies Investment Incentive Program).

         2.32 PLAN YEAR: The twelve consecutive month period beginning each January 1 and ending each December 31.

         2.33 QUALIFIED MATCHING CONTRIBUTIONS: Employer Matching Contributions under this Plan or any other plan of the Employer, as provided by regulations under the Code, treated as Salary Reduction Contributions for purposes of the tests of Section 5.5(a) of the Plan. The amount of Qualified Matching Contributions made under this Plan and taken into account as Salary Reduction Contributions for purposes of calculating the tests of Section 5.5(a) of the Plan, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Matching Contributions as are needed to meet the Actual Deferral Percentage test of Section 5.5(a) of the Plan.

         2.34 QUALIFIED NONELECTIVE CONTRIBUTIONS: Employer Discretionary Contributions under this Plan or any other plan of the Employer, as provided by regulations under the Code, treated as Salary Reduction Contributions for purposes of the test of Section 5.5(a) of the Plan, or as Matching Contributions for purposes of the test of Section 5.7(a) of the Plan.

                 (a) The amount of Qualified Nonelective Contributions made under this Plan and taken into account as Salary Reduction Contributions for purposes of calculating the tests of Section 5.5(a) of the Plan, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Nonelective Contributions as are needed to meet the Actual Deferral Percentage test of Section 5.5(a) of the Plan.

                 (b) The amount of Qualified Nonelective Contributions made under this Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the tests of Section 5.7(a), subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Nonelective Contributions as are needed to meet the Average Actual Contribution Percentage test of Section 5.7(a) of the Plan. Notwithstanding the foregoing, Qualified Nonelective Contributions used in calculating the Actual Deferral Percentage test of Section 5.5(a) of the Plan may not be used in calculating the Average Actual Contribution Percentage test of Section 5.7(a) of the Plan.

         2.35 REEMPLOYMENT COMMENCEMENT DATE: The first date, following a Severance from Service, on which an Employee again performs an Hour of Service for the Employer.

         2.36 ROLLOVER CONTRIBUTION: A qualified Rollover Contribution as described in Section 4.6 hereof.

         2.37 SALARY REDUCTION CONTRIBUTIONS: Employer contributions to the Trust on behalf of Participants who have elected to make such contributions as described in Section 4.1 hereof. For purposes of the test under Section 5.7(a) of the Plan, the Employer may take into account and include as Contribution Percentage Amounts, Salary Reduction Contributions under this Plan or any other plan of the Employer, as provided by regulations. The amount of Salary Reduction Contributions made under the Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Actual Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Salary Reduction Contributions as are needed to meet the Average Actual Contribution Percentage test of Section 5.7(a) of the Plan; provided, however, that Salary Reduction Contributions used in calculating the Actual Deferral Percentage test of
Section 5.5(a) of the Plan may not be used in calculating the Average Actual Contribution Percentage test of Section 5.7(a) of the Plan.

         2.38 SECTION 415 COMPENSATION: Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips bonuses, fringe benefits, reimbursements, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulations Section 1.62-2(c)), and excluding the following:

                                        (A)     Employer contributions to a
plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                                        (B)     Amounts realized from the
exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                                        (C)     Amounts realized from the sale,
exchange or other disposition of stock acquired under a qualified stock option; and

                                        (D)     Other amounts which received
special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

         2.39    SEVERANCE FROM SERVICE OR SEVERANCE FROM SERVICE DATE:   The
first to occur of the date on which an Employee terminates employment with the Employer because he or she quits, is discharged, incurs a Permanent and Total Disability, dies or retires.

         2.40    TRUST:  The Trust established under Article IX of the Plan.

         2.41 TRUSTEE: Merrill Lynch Trust Company of California, and any successor or successors thereto, designated to act as Trustee of the Trust and to hold the Trust assets in accordance with Article IX hereof.

         2.42 TRUST FUND: The assets held by the Trustee under the Trust. The Trustee is specifically authorized to hold Employer common stock as an asset of the Trust, in any amount, up to 100% of Trust assets.

         2.43 VALUATION DATE: The last day of each Plan Year and such other date(s) as the Administrator may designate.

         2.44    YEAR OF SERVICE:

                 (a) A Plan Year during which an Employee is credited with 1,000 Hours of Service.

                 (b) The Administrator will credit each Employee with Hours of Service on the basis of months of employment. Each Employee will be credited with 190 Hours of Service for each month in which he or she performs at least one Hour of Service.

                 (c) Each Year of Service completed by a Participant in this Plan while he or she was an employee of Beaver Insurance Company, Pacific Compensation Insurance Company, or Investors Bancor shall be deemed a Year of Service under this Plan.

         2.45 OTHER DEFINITIONS: In addition to the definitions contained in this Section, the following terms are defined in the Section listed:


          Section                               Term
          -------                               ----
            3.1                        Part-Time Employees
                                       Temporary Employees
                                       Union Employees

            5.4                        Annual Additions
                                       Defined Benefit Fraction
                                       Defined Contribution Dollar Limitation
                                       Defined Contribution Fraction
                                       Excess Amount
                                       Highest Average Compensation
                                       Limitation Year
                                       Maximum Permissible Amount
                                       Projected Annual Benefit

            5.5                        Actual Deferral Percentage
                                       Average Actual Deferral Percentage
                                       Eligible Employee

                                       Excess 401(k) Contributions
                                       Maximum Deferral Percentage

            5.6                        Salary Deferrals
                                       Excess Salary Deferrals

            5.7                        Aggregate Limit
                                       Average Actual Contribution Percentage
                                       Contribution Percentage
                                       Contribution Percentage Amounts
                                       Eligible Participant
                                       Employee Contribution
                                       Excess Matching Contributions
                                       Maximum Matching Contribution Percentage

            6.8                        Annuity Starting Date
                                       Election Period
                                       Qualified Election
                                       Qualified Joint and Survivor Annuity
                                       Qualified Preretirement Survivor Annuity
                                       Spouse or Surviving Spouse
                                       Straight Life Annuity

            6.11                       Applicable Life Expectancy
                                       Designated Beneficiary
                                       Distribution Calendar Year
                                       Life Expectancy
                                       Participant's Benefit
                                       Required Beginning Date

            6.15                       Hardship

            7.2                        Alternate Payee
                                       Determination Period
                                       Determination Period Account
                                       Qualified Domestic Relations Order

            14.2                       Determination Date
                                       Key Employee
                                       Non-Key Employee
                                       Permissive Aggregation Group
                                       Required Aggregation Group
                                       Top-Heavy Plan
                                       Top-Heavy Ratio
                                       Valuation Date

III      ELIGIBILITY

         3.1     PARTICIPATION:

                 (a) Each Employee, except Employees employed by an Affiliated Company which is not a Participating Employer, Leased Employees, Part-Time Employees, Temporary Employees, and Union Employees may commence participation in the Plan on the Entry Date following his or her date of hire.

                 (b) For purposes of this Section, the following definitions shall apply:

                          (i)     Part-time Employees - Employees scheduled to
work less than 25 hours per week.

                          (ii)    Temporary Employees - Employees hired on a
temporary or seasonal basis who is classified as such in the records of the Employer.

                          (iii)   Union Employees - Employees included in a
unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulations Section 1.410(b)-9. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

         3.2 REEMPLOYMENT: If an eligible Employee terminates employment with the Employer and is thereafter reemployed by the Employer, the Employee will be eligible to participate in the Plan as of his or her Reemployment Commencement Date.

         3.3 CHANGE IN EMPLOYMENT STATUS: In the event a Participant becomes an Employee excluded from participation in the Plan under Section 3.1 above and therefore becomes ineligible to participate, such Employee will participate immediately upon returning to an eligible class of Employees. In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately.

IV       CONTRIBUTIONS

         4.1     SALARY REDUCTION CONTRIBUTIONS:

                 (a) An eligible Employee may elect, in writing on a form prescribed by the Administrator, to have between 2% and 15% of Compensation from each payroll period contributed to his or her Salary Reduction Contributions Account; provided, however, in no event shall the dollar amount for any taxable year exceed $7,000, as adjusted annually by the Adjustment Factor. A Participant may elect to increase, discontinue or decrease Salary Reduction Contributions by making a new election with the Administrator in such a manner as the Administrator shall specify during such reasonable period of time as the Administrator shall specify, but in no event less frequently than once each calendar year.

                 (b) For purposes of the Plan, and with respect to Salary Reduction Contributions on behalf of any Participant, such Salary Reduction Contributions must be allocated to the Participant's Salary Reduction Contributions Account as of a date within the Plan Year and must relate to Compensation that either (i) would have been received by the Participant in the Plan Year but for the Participant's election to defer it, or (ii) is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within 2 1/2 months after the close of the Plan Year.

         4.2     EMPLOYER MATCHING CONTRIBUTIONS:

                 (a) The Employer may, in its discretion, make Employer Matching Contributions. Employer Matching Contributions which would otherwise be made on behalf of a Participant may be reduced to the extent necessary to comply with the limitations of Sections 5.4, 5.5 and 5.7 of the Plan. Any amount that cannot be contributed to the Trust because of these limitations shall be retained by the Employer, and the Employer shall have no obligation to contribute such amount to the Trust.

                 (b) In the Employer's discretion, Employer Matching Contributions may be in the form of cash or Employer Stock.

                 (c) The Administrator may, in its discretion, elect to treat all or a portion of Employer Matching Contributions for a Plan Year as Qualified Matching Contributions for purposes of the tests of Section 5.5(a) of the Plan.

                 (d) For all purposes of the Plan, Employer Matching or Qualified Matching Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Employer Matching or Qualified Matching Contributions Account shall not be eligible for hardship distribution under Section 6.15 of the Plan.

         4.3     DISCRETIONARY AND QUALIFIED NONELECTIVE CONTRIBUTIONS:

                 (a) The Employer may, in its discretion, make Employer Discretionary Contributions in such amount and at such times as it shall determine.

                 (b) In the Employer's discretion, Employer Discretionary Contributions may be in the form of cash or Employer Stock.

                 (c) The Administrator may, in its discretion, elect to treat all or a portion of Employer Discretionary Contributions for a Plan Year as Qualified Nonelective Contributions for purposes of the tests of Section 5.5(a) and 5.7(a) of the Plan.

                 (d) Neither the Trustee nor any Participant shall have any right or duty to inquire into the amount of the Employer's Discretionary or Qualified Nonelective Contributions or the method used in determining the amount of the Employer's Discretionary or Qualified Nonelective Contributions. The Trustee shall be accountable only for funds actually received by the Trustee.

                 (e) For all purposes of the Plan, Employer Discretionary or Qualified Nonelective Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Discretionary or Qualified Nonelective Contributions Account shall not be eligible for hardship distribution under Section 6.15 of the Plan.

         4.4 LIMITATIONS ON CONTRIBUTIONS: During a Plan Year, Contributions may not, in the aggregate, exceed 15% of the total Section 415 Compensation paid to, or accrued by the Employer for, Participants for that Plan Year.

         4.5 TIME AND MANNER OF PAYMENT OF CONTRIBUTIONS: Contributions shall be paid to the Trustee on a regular basis determined by the Administrator; provided that, unless Treasury Regulations otherwise permit, all Salary Reduction Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions for a Plan Year must be paid to the Trustee no later than the end of the 12-month period immediately following the Plan Year to which such contributions relate.

         4.6     RECEIPT OF ASSETS FROM PLAN OF FORMER EMPLOYER:

                 (a) The Trustee may receive, with the consent of the Administrator, a transfer of assets previously held under a qualified plan for the benefit of an Employee; provided, however, that the Trustee may not receive a direct transfer of assets from a plan to which Section 401(a)(11) of the Code applies. Subject to the preceding sentence, the assets may be received directly from the trustee of a plan qualified under Section 401(a) of the Code, or they may be received from the Employee in accordance with Sections 402(a)(5) or 408(d)(3) of the Code. Notwithstanding the foregoing, effective January 1, 1993, the Trustee may receive, with the consent of the Administrator, a transfer of assets previously held under a qualified plan for the benefit of an Employee in the form of a Direct Rollover (as defined in Section 6.7 below).

                 (b) The Administrator and the Trustee shall be fully protected in relying on data, representations, or other information provided by the Employee or by the trustee or custodian of a qualified plan or individual retirement account that transfers assets to it for the purpose of determining that the requirements of subsection (a) above have been satisfied.

                 (c) Amounts attributable to elective contributions (as defined in Treasury Regulations Section 1.401(k)-1(g)(4), including amounts treated as elective contributions which are transferred from another qualified plan in a plan-to-plan transfer, shall be subject to the distribution limitations provided for in Treasury Regulations Section 1.401(k)-1(d).

V        ACCOUNTS AND ALLOCATIONS

         5.1 PARTICIPANT'S ACCOUNTS: For each Participant, a separate Account shall be maintained for each of the following, and for the income, expenses, gains and losses attributable thereto:

                 (a) Salary Reduction Contributions. A Participant's Salary Reduction Contributions Account shall be credited with amounts attributable to Salary Reduction Contributions pursuant to Section 4.1.

                 (b) Employer Matching Contributions. A Participant's Employer Matching Contributions Account shall be credited with all amounts, if any, attributable to Employer Matching Contributions pursuant to Section 4.2.

                 (c) Qualified Matching Contributions. A Participant's Qualified Matching Contributions Account shall be credited with all amounts, if any, attributable to Qualified Matching Contributions.

                 (d) Employer Discretionary Contributions. A Participant's Employer Discretionary Contributions Account shall be credited with all amounts, if any, attributable to Employer Discretionary Contributions pursuant to Section 4.3. Employer Discretionary Contributions shall be allocated among the Employer Discretionary Contributions Accounts of all Participants and former Participants who were employed by the Employer during the Plan Year. Employer Discretionary Contributions (and any forfeitures allocated to the Accounts of Participants) shall be allocated to Participants entitled to share in the allocation of Employer Discretionary Contributions for a Plan Year in proportion to their Compensation for such Plan Year.

                 (e) Qualified Nonelective Contributions. A Participant's Qualified Nonelective Contributions Account shall be credited with all amounts, if any, attributable to Qualified Nonelective Contributions. The Employer may, with respect to a Plan Year, allocate Qualified Nonelective Contributions to such Participants and in such a manner as it deems necessary or appropriate to satisfy the tests of Section 5.5(a) and 5.7(a).

                 (f) Rollover Contributions. A Participant's Rollover Contributions Account shall be credited with all amounts transferred to the Plan pursuant to Section 4.6.

                 (g) Such other Account or Accounts as the Administrator shall deem necessary or appropriate.

         5.2 ALLOCATION OF CONTRIBUTIONS: As of each Valuation Date, the Administrator shall allocate to the Accounts of each Participant the contributions made for his or her benefit since the preceding Valuation Date.

         5.3 ALLOCATION OF EARNINGS OR LOSSES: As of each Valuation Date, the Accounts of each Participant shall be adjusted to reflect income, gains, losses or expenses. Adjustments shall be made in such manner as the Administrator determines is fair and reasonable, provided that each Account shall generally share in the income, gains, losses or expenses associated with an asset of that Account in the proportion which the Account's investment in the asset bears to the total amount of the Trust Fund invested in such asset; provided, however, unless the Administrator elects otherwise, as of each Valuation Date, the net earnings or losses of the Trust Fund, including capital gains and losses whether or not realized, since the preceding Valuation Date shall be allocated to the Accounts of all Participants in accordance with the ratio which each Account of each Participant bears to the aggregate of all such Accounts. For purposes of this allocation, the Account balances of each Participant shall consist of the balances of all the investments of each of the Participant's Accounts as of the preceding Valuation Date adjusted by adding thereto one-half of the Contributions made to each such Account since such date and excluding therefrom all withdrawals since such date. Notwithstanding any of the foregoing, the allocation of earnings and losses, as herein provided, need not be made if the method used to account for the respective interest of each Participant is such that, in an equitable manner, it includes a revaluation at current market values of each such interest as of each Valuation Date, including, but not limited to, the Unit Method of accounting.

                 5.4      SECTION 415 LIMITATIONS:

                 (a)      (i)     If the Participant does not participate in,
and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in
Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined below, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Contributions that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

                          (ii)    Prior to determining the Participant's actual
Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Section 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                          (iii)   As soon as is administratively feasible after
the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual
Section 415 Compensation for the Limitation Year.

                          (iv)    If, pursuant to paragraph (iii) above, or as
a result of (1) a reasonable error in determining the amount of Salary Reduction Contributions that may be made with respect to any Participant under the limits of this Section, (2) an allocation of forfeitures, or (3) other facts and circumstances to which Regulations Section 1.415-6(b)(6) shall be applicable, there is an Excess Amount, such portion of the Excess Amount which consists of Salary Reduction Contributions and the earnings thereon will be distributed to the affected Participant. If, after such distribution of Salary Reduction Contributions and the earnings thereon to the Participant, an Excess Amount remains, the Excess Amount will be disposed of as follows:

                                        (A)     If the Participant is covered
by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                                        (B)     If the Participant is not
covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                                        (C)     If a suspense account is in
existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant's Accounts before any Contributions may be made to the Plan for that Limitation Year. Excess Amounts (other than Excess Amounts which consist of Salary Reduction Contributions and the earnings thereon) may not be distributed to Participants or former Participants. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participant's Account.

                 (b)      (i)     This Section applies if, in addition to this
Plan, the Participant is covered under another defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a participant's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the

Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

                          (ii)    Prior to determining the Participant's actual
Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph (a) of this Section.

                          (iii)   As soon as is administratively feasible after
the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

                          (iv)    If, pursuant to paragraph (iii) above or as a
result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

                          (v)     If an Excess Amount was allocated to a
Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of,

                                        (A)     the total Excess Amount
allocated as of such date, times

                                        (B)     the ratio of (i) the Annual
Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other defined contribution plans.

                          (vi)    Any Excess Amount attributed to this Plan
will be disposed in the manner described in paragraph (a) (iv) above.

                 (c) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the provisions of paragraph
(b) of this Section.

                 (d)      Definitions.

                          (i)     Annual Additions:  The sum of the following
amounts credited to a Participant's Account for the Limitation Year are treated as Annual Additions:

                                        (A)     Employer contributions;

                                        (B)     Employee contributions;

                                        (C)     forfeitures;

                                        (D)     amounts allocated, after March
31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer;

                                        (E)     amounts derived from
contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer;

                                        (F)     any Excess Amount applied under
Sections (a)(iv) or (b)(vi) in the Limitation Year to reduce Employer contributions.

                          (ii)    Defined Benefit Fraction:  A fraction, the
numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Sections 415(b) and
(d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

                          Notwithstanding the above, if the Participant was a
participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

                          (iii)   Defined Contribution Dollar Limitation:
$30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

                          (iv)    Defined Contribution Fraction:  A fraction,
the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's Section 415 Compensation for such year.

                          If the Employee was a Participant as of the end of
the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times
(2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                          The Annual Addition for any Limitation Year beginning
before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

                          (v)     Excess Amount:  The amount of Annual
Additions which, if credited to a Participant's Account for a Limitation Year, would exceed the Maximum Permissible Amount.

                          (vi)    Highest Average Compensation:  The average
Section 415 Compensation for the three consecutive Years of Service with the Employer that produces the highest average.

                          (vii)   Limitation Year:  The Plan Year.  All
qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

                          (viii)  Maximum Permissible Amount:  The maximum
Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                                        (A)     the Defined Contribution Dollar
Limitation, or

                                        (B)     25 percent of the Participant's
Section 415 Compensation for the Limitation Year. The Section 415 Compensation limitation shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(1)(1) or 419A(d)(2) of the Code.

                          If a short Limitation Year is created because of an
amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                       12

                          (ix)    Projected Annual Benefit:  The annual
retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of a plan assuming:

                                        (A)     the Participant will continue
employment until normal retirement age under the plan (or current age, if later), and

                                        (B)     the Participant's Section 415
Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

         5.5     DISCRIMINATION TESTING OF SALARY REDUCTION CONTRIBUTIONS:

                 (a) Actual Deferral Percentage. The anti-discrimination requirements of Section 401(k)(3) of the Code provide that in each Plan Year one of the following tests must be met:

                          (i)     The Average Actual Deferral Percentage for
Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                          (ii)    The Average Actual Deferral Percentage for
Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

                 (b)      Corrective Procedure.

                          (i)     Correction of Excess 401(k) Contributions.
The Administrator shall have the responsibility for monitoring the Plan's compliance with the limitations of Section (a) above throughout the Plan Year. The Administrator shall maintain such records as are necessary to demonstrate compliance with this Section. The Administrator shall have the discretionary power to take any and all steps it deems necessary or appropriate to ensure compliance with those limitations, including, without limitation:

                                        (A)     Restricting the amount of
Salary Reduction Contributions by Highly Compensated Employees and their Family Members;

                                        (B)     Pursuant to subsection (iv)
below, distributing Excess 401(k) Contributions to the Highly Compensated Employees and Family Members who made such contributions; and

                                        (C)  Treating Employer Matching or
Discretionary Contributions, as the case may be, as Qualified Matching or Qualified Nonelective Contributions, respectively.

                          (ii)    Leveling Method.   The amount of Excess
401(k) Contributions for a Highly Compensated Employee for a Plan Year is to be determined by the following leveling method, under which the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to enable the Plan to satisfy the anti-discrimination test of Section 5.5(a) or to cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage. The procedure requires that contributions be reduced exclusively with respect to those Highly Compensated Employees who, together with their Family Members, received allocations of Employer Matching, Qualified Matching, Discretionary or Qualified Nonelective Contributions, or who made Salary Reduction Contributions, all of which when expressed as a percentage of their respective Compensation for the Plan Year, were in excess of the Maximum Deferral Percentage.

                                        (A)     The Excess 401(k) Contributions
of the Highly Compensated Employee (and Family Members(s)) with the highest Actual Deferral Percentage shall be reduced; such reduction shall continue, as necessary, until such Employee's (Employees') Actual Deferral Percentage equal(s) those of the Highly Compensated Employee(s) with the second highest Actual Deferral Percentage(s).

                                        (B)     Following the application of
the preceding paragraph (A), if it is still necessary to reduce Highly Compensated Employees' (and their Family Members') Excess 401(k) Contributions, the contributions of (or allocations on behalf of, if applicable) Highly Compensated Employees (and Family Member(s)) with the highest and second highest Actual Deferral Percentages shall be reduced and the amounts shall be distributed, as necessary, until such Employees' Actual Deferral Percentage equal those of the Highly Compensated Employee(s) with the third highest Actual Deferral Percentage.

                                        (C)     Following the application of
paragraph (B), if it is still necessary to reduce Highly Compensated Employees' (and their Family Members') Excess 401(k) Contributions, the procedure, the beginning of which is described in paragraphs (A) and (B), shall continue until no further reductions are necessary.

                                        (D)     The determination and
correction of Excess 401(k) Contributions of a Highly Compensated Employee whose Actual Deferral Percentage is determined by aggregating contributions with Family Members in accordance with subsection (c)(i) shall be made under subsection (c)(ii) below.

                          (iii)   Character of Excess 401(k) Contributions.
The Excess 401(k) Contributions of a Highly Compensated Employee or Family Member shall be deemed to consist of contributions and allocations as determined according to the following order of primacy:

                                        (A)     First, the Employee's Excess
401(k) Contributions shall be deemed to consist of any Salary Reduction Contributions which exceed the highest rate or amount at which Salary Reduction Contributions are matched; provided, such contributions shall be offset by any Excess Salary Deferrals distributable to the Employee pursuant to Section 5.6 below.

                                        (B)     Second, the Employee's Excess
401(k) Contributions shall be deemed to consist of (1) any Salary Reduction Contributions and (2) any Employer Matching and Qualified Matching Contributions, each in proportion to the Employee's total Salary Reduction Contributions and total Employer Matching and Qualified Matching Contributions for the Plan Year; provided, any Salary Reduction Contributions characterized as Excess 401(k) Contributions by this paragraph (B) shall be offset by any Excess Salary Deferrals distributable to the Employee pursuant to Section 5.6 below and not taken into account under paragraph (b)(iii)(A) above.

                                        (C)     Third, the Employee's Excess
401(k) Contributions shall be deemed to consist of any allocations of Employer Discretionary and Qualified Nonelective Contributions.

                          (iv)    Distribution of Excess 401(k) Contributions.
If, pursuant to paragraph (b)(i)(B) above, the Administrator elects to distribute Excess 401(k) Contributions (increased by attributable income and decreased by attributable losses) to Highly Compensated Employees (and their Family Members), the Administrator shall make such distributions:

                                        (A)     On or before the date which
falls 2-1/2 months after the last day of the Plan Year for which such Excess 401(k) Contributions were made, to avoid liability for the federal excise tax (equal to 10% of the undistributed Excess 401(k) Contributions), which will be imposed on Excess 401(k) Contributions distributed after such date;

                                        (B)     In the event of a complete
termination of the Plan during the Plan Year in which there are Excess 401(k) Contributions, such distributions shall be made after the date of termination of the Plan and as soon as administratively feasible, but in no event later than the close of the twelve-month period immediately following such termination; and

                                        (C)     In any case, before the last
day of the Plan Year next following the Plan Year for which such Excess 401(k) Contributions were made.

                                        (D)     Excess 401(k) Contributions
(including amounts recharacterized) shall be treated as Annual Additions under the Plan.

                          (v)     Adjustment for Income/Loss.  After the
Administrator has determined the aggregate amount and character of Excess 401(k) Contributions to be distributed to a given Highly Compensated Employee (and his or her Family Member(s)), the amount to be distributed shall be increased to reflect any attributable income, or decreased to reflect any attributable losses. Excess 401(k) Contributions shall be adjusted for any income or loss up to the end of the Plan Year for which such Excess 401(k) Contributions were made. The income or loss allocable to Excess 401(k) Contributions shall be calculated by the Plan Administrator using any reasonable method for computing the income or loss allocable to Excess 401(k) Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the plan for the Plan Year, and is used by the Plan Administrator for allocating income to Participants' Accounts.

                          (vi)    Uniform Procedures.  All actions taken by the
Administrator under this Section shall be pursuant to consistently applied procedures that do not arbitrarily discriminate in favor of those Highly Compensated Employees (and their Family Members) whose Actual Deferral Percentages are nearest to the Maximum Deferral Percentage.

                 (c)      Special Rules.

                          (i)     Aggregation of Family Members.  For purposes
of determining the Actual Deferral Percentage of a Participant who is five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Actual Deferral Percentage and Section 415 Compensation of such Participant shall include the Salary Deferral Contributions and Section 415 Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                          (ii)    Corrective Procedure and Family Aggregation.
The determination and correction of Excess 401(k) Contributions of a Highly Compensated Employee whose Actual Deferral Percentage is determined by aggregating contributions with Family Members shall be made as follows: the Actual Deferral Percentage shall be reduced as required under subsection
(b)(ii) above, and the Excess 401(k) Contributions for the aggregated group of Family Members shall be allocated among the Family Members in proportion to the Salary Deferral Contributions and Qualified Matching Contributions used pursuant to paragraph (b)(i)(C) above of each Family Member that are combined to determine the Actual Deferral Percentage.

                          (iii)   Computation of Compensation.  For purposes of
this Section, a Participant's Compensation for the entire Plan Year shall be included, whether or not he or she made Salary Reduction Contributions for the entire Plan Year.

                          (iv)    Coordination with Distribution of Excess
Deferrals. After calculation of an amount to be distributed to a Participant pursuant to the procedures discussed in subsection (b)(iii) and (iv), if the Participant in question has also made Excess Salary Deferrals during the calendar year ended within or coincident with the Plan Year, the amount actually distributed to the Participant shall be adjusted to take into account such Excess Salary Deferrals pursuant to Section 5.6 below and any relevant regulations issued by the Secretary of the Treasury.

                          (v)     Aggregation of Plans.  For purposes of
determining whether a plan satisfies the Actual Deferral Percentage test in paragraph (a) of this Section 5.5, all elective contributions that are made under two or more plans that are aggregated for purposes of Sections 401(a)(4) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the Code) are to be treated as made under a single plan. If two or more plans are permissively aggregated for purposes of Section 401(k) of the Code, the aggregate plans must also satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. For Plan Years beginning after December 31, 1989 two or more plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

                 (d) The Employer shall maintain records sufficient to demonstrate satisfaction of the test in Section 5.5(a) above and the amount, if any, of Qualified Nonelective Contributions or Qualified Matching
Contributions, or both, used in such test.

                 (e) Definitions. For purposes of this Article, the following definitions shall apply:

                          (i)     Actual Deferral Percentage:

                                        (A)     With respect to each Eligible
Employee, a percentage, calculated as the sum of the amount of (A) Salary Reduction Contributions, (B) Qualified Matching Contributions, and (C) Qualified Nonelective Contributions, made on behalf of such Eligible Employee for the Plan Year, divided by such Employee's Section 415 Compensation for the Plan Year.

                                        (B)     The Actual Deferral Percentage
for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Reduction Contributions (and Qualified Nonelective or Qualified Matching Contributions, or both, if treated as Salary Reduction Contributions for purposes of the test under this Section 5.5, allocated to his or her Accounts under two or more arrangements described in
Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Salary Reduction Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or
both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

                                        (C)     For purposes of computing
Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Salary Reduction Contributions shall be treated as a Participant on whose behalf no Salary Reduction Contributions are made.

                          (ii)    Average Actual Deferral Percentage.  The
average (expressed as a percentage) of the Actual Deferral Percentages for all Eligible Employees in the relevant group.

                          (iii)   Eligible Employee:  Any Employee of the
Employer who is otherwise authorized under the terms of the Plan to have Contributions allocated to the Employee's Account for the Plan Year.

                          (iv)    Excess 401(k) Contributions:  With respect to
any Plan Year, the excess of:

                                        (A)     The aggregate amount of
Employer Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                                        (B)     The maximum amount of such
Contributions permitted by the test in Section 5.5(a) of the Plan (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

                          (v)     Maximum Deferral Percentage:  The highest
permissible Actual Deferral Percentage for the Highly Compensated Employees who wish to ensure that they will make the highest possible amount of Salary Reduction Contributions. The Maximum Deferral Percentage shall be a percentage which shall not cause the Average Actual Deferral Percentage for Highly Compensated Employees to exceed the limitations described in Section 5.5(a) above. (To the extent required under Section 5.5(b), the Maximum Deferral Percentage shall be determined by reducing allocations made on behalf of and contributions made by Highly Compensated Employees in accordance with subsection (b)(ii) above.

         5.6     DISTRIBUTION OF EXCESS SALARY DEFERRAL CONTRIBUTIONS:

                 (a) A Participant may assign to this Plan any Excess Salary Deferrals made during a taxable year of the Participant by notifying the Plan Administrator in writing of the amount of the Excess Salary Deferrals to be assigned to the Plan on or before March 15 of the year following the Participant's taxable year in which the Excess Salary Deferrals were made.

                          "Salary Deferrals" shall mean any Employer
contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Salary Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan as described under Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. Elective deferrals shall not include any deferrals properly distributed as excess annual additions.

                          "Excess Salary Deferrals" shall mean those Salary
Deferrals that are includable in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Salary Deferrals for a taxable year exceed the dollar limitation under such Section of the Code. For purposes of Section 5.4, Excess Salary Deferrals shall be treated as Annual Additions under the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Salary Deferral Contributions that arise by taking into account only those Salary Deferral Contributions made to this Plan and any other plans of the Employer.

                          Notwithstanding any other provision of the Plan,
Excess Salary Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Salary Deferrals were assigned for the preceding taxable year and who claims Excess Salary Deferrals for such taxable year.

                 (b) Determination of income or loss: Excess Salary Deferrals shall be adjusted for any income or loss up to the end of the Plan Year for which such Excess Salary Deferrals were made. The income or loss allocable to Excess Salary Deferrals shall be calculated by the Plan Administrator using any reasonable method for computing the income or loss allocable to Excess Salary Deferrals, provided that the method does not violate
Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the plan for the Plan Year, and is used by the Plan Administrator for allocating income to Participants' Accounts.

         5.7     DISCRIMINATION TESTING OF EMPLOYER MATCHING CONTRIBUTIONS:

                 (a) Except as provided in subsection (b) below, for each Plan Year, Participant's allocations of Employer Matching Contributions for each Plan Year must satisfy one of the following tests:

                          (i)      The Average Actual Contribution Percentage
for Eligible Employees who are Highly Compensated Employees shall not exceed the Average Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees multiplied by 1.25; or

                          (ii)    The Average Actual Contribution Percentage
for Eligible Employees who are Highly Compensated Employees shall not be more than the lesser of (A) twice the Average Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees or (B) the Average Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees plus 2 percentage points.

                 (b)      Special Rules.

                          (i)     Multiple Use:  If one or more Highly
Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Actual Contribution Percentage test maintained by the Employer and the sum of the Actual Deferral Percentage and Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Actual Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose Actual Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Matching Contribution. The Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage and Actual Contribution Percentage tests. Multiple use does not occur if either the Actual Deferral Percentage or Actual Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and Actual Contribution Percentage of the Non-Highly Compensated Employees.

                          (ii)    For purposes of this Section, the
Contribution Percentage for any Participant who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                          (iii)   In the event that this Plan satisfies the
requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

                          (iv)    For purposes of determining the Contribution
percentage of a Participant who is five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Section 415 Compensation of such Participant shall include the Contribution Percentage Amounts and Section 415 Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                          (v)     For purposes of determining the Contribution
Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Employer Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                          (vi)    The Employer shall maintain records
sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

                          (vii)   The determination and treatment of the
Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 (c) Definitions. For purposes of this Article, the following definitions shall apply:

                          (i)     Aggregate Limit:  The sum of (A) 125 percent
of the greater of the Actual Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year or the Actual Contribution Percentage of Non-Highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year of the cash or deferred arrangement and (B) the lesser of 200% or two plus the lesser of such Actual Deferral Percentage or Actual Contribution Percentage. "Lesser" is substituted for "greater" in "(A)", above, and "greater" is substituted for "lesser" after "two plus the" in "(B)" if it would result in a larger Aggregate Limit.

                          (ii)    Average Actual Contribution Percentage:  The
average of the Contribution Percentages of the Eligible Participants in a group.

                          (iii)   Contribution Percentage:  The ratio
(expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Section 415 Compensation for the Plan Year.

                          (iv)    Contribution Percentage Amounts:  The sum of
the Employee Contributions, Employer Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Employer Matching Contributions that are forfeited either to correct Excess Matching Contributions or because the contributions to which they relate are Excess Salary Reduction Contributions, Excess 401(k) Contributions, or Excess Matching Contributions. The Employer may include Qualified Non-elective Contributions in the Contribution Percentage amounts. The Employer also may elect to use Salary Reduction Contributions in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is met before the Salary Reduction Contributions are used in the Actual Contribution Percentage test and continues to be met following the exclusion of those Salary Reduction Contributions that are used to meet the Actual Contribution Percentage test.

                          (v)     Eligible Participant:  Any Employee who is
eligible to make an Employee Contribution, or any Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive Employer Matching Contributions (including forfeitures) or Qualified Matching Contributions. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee Contributions are made.

                          (vi)    Employee Contribution:  Any contribution made
to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                          (vii)   Excess Matching Contributions:  The portion
of a Highly Compensated Employee's allocations of Employer Matching Contributions which causes the Employee's Actual Contribution Percentage to exceed the Maximum Matching Contribution Percentage.

                          (viii)  Maximum Matching Contribution Percentage:
The highest permissible Actual Contribution Percentage for the Highly Compensated Employees who wish to ensure that the highest possible aggregate allocation of Employer Matching Contributions are made to their respective Accounts. The Maximum Matching Contribution Percentage shall be a percentage which will not cause the Average Actual Contribution Percentage for Highly Compensated Employees to exceed the applicable limitations discussed in Section 5.7(a) above. To the extent required pursuant to the provisions of Section 5.8 below, the Maximum Matching Contribution Percentage shall be determined by reducing allocations made on behalf of and contributions made by, Highly Compensated Employees in order of their respective Actual Contribution Percentages beginning with the highest such percentage.

         5.8 CORRECTIVE PROCEDURE WHEN DISCRIMINATORY MATCHING CONTRIBUTIONS ARE MADE:

                 (a) The Administrator shall have responsibility of monitoring the Plan's compliance with the limitations of the preceding Section throughout the Plan Year. The Administrator shall have the discretionary power to take any and all steps it deems necessary or appropriate to ensure compliance with those limitations, including, without limitation:

                          (i)     pursuant to subsection (c) below,
distributing vested Excess Matching Contributions to the Eligible Employees who are Highly Compensated Employees and Family Members who received such allocations;

                          (ii)    treating as amounts to be reallocated
pursuant to subsection (d) below, the portion of Excess Matching Contributions which consists of unvested allocations of Employer Matching Contributions to the Employer Matching Contribution Accounts of Eligible Employees who are Highly Compensated Employees and their Family Members; and

                          (iii)   limiting the amount of Employer Matching
Contributions allocated to the Employer Matching Contribution Accounts of Eligible Employees who are Highly Compensated Employees and their Family Members.

                 (b) Notwithstanding any other provisions in this Plan, if, pursuant to subsection (a)(i) or (ii) above, the Administrator elects to distribute or reallocate Excess Matching Contributions (increased by attributable income and decreased by attributable losses), the Administrator shall take such action(s) (i) on or before the date which falls 2-1/2 months after the last day of the Plan Year for which such Excess Matching Contributions were made, if the Employer wishes to avoid liability for the federal excise tax (equal to 10% of undistributed and unreallocated Excess Matching Contributions), which will be imposed on Excess Matching Contributions distributed or reallocated after such date, and (ii) in any case, before the last day of the Plan Year next following the Plan Year for which such contributions were made.

                 (c) Distributions and/or reallocations of Excess Matching Contributions shall be made according to the procedure discussed below. The procedure requires that allocations and contributions be reduced (and amounts be distributed or reallocated) exclusively with respect to those Employees who are Highly Compensated Employees who, together with their Family Members, received allocations of Employer Matching Contributions which, when expressed as a percentage of their respective Section 415 Compensations for the Plan Year, were in excess of the Maximum Matching Contribution Percentage.

                          (i)     The allocations of Employer Matching
Contributions of the Highly Compensated Employee(s) (and Family Member(s)) with the highest percentage contribution(s) shall be reduced first; such reduction shall continue, as necessary, until such individual's (individuals') contribution percentage(s) equal(s) those of the individual(s) with the second highest percentage contribution percentage(s).

                          (ii)    Following the application of paragraph (i),
if it is still necessary to reduce Highly Compensated Employees' (and their Family Members') allocations of Employer Matching Contributions, the contributions of Highly Compensated Employees with the highest and second highest contribution percentages shall be reduced, as necessary, until such individuals' contribution percentages equal those of the individual(s) with the third highest contribution percentage.

                          (iii)   Following the application of paragraph (ii),
if it is still necessary to reduce Highly Compensated Employees' (and their Family Members') allocations of Employer Matching Contributions, the procedure, the beginning of which is outlined in paragraphs (i) and (ii), shall continue until such time as no further reductions are necessary.

                          (iv)    The determination and correction of Excess
Matching Contributions of a Highly Compensated Employee whose Actual Contribution Percentage is determined by aggregating contributions with Family Members shall be made as follows: the Actual Contribution Percentage shall be reduced as required under subsections (i)-(iii) above, and the Excess Matching Contributions for the aggregated group of Family Members shall be allocated among the Family Members in proportion to the Employer Matching Contributions and Qualified Nonelective Contributions used pursuant to Section 5.7(b) of each Family Member that are combined to determine the Actual Contribution Percentage.

                          (v)     The Excess Matching Contributions of a Highly
Compensated Employee or Family Member shall be deemed to consist of allocations and contributions as determined according to the following order:

                                        (A)     First, the Employee's Excess
Matching Contributions shall be deemed to consist of any Excess Salary Deferrals which both are distributable to the Employee pursuant to Section 5.6 above and were used to satisfy the Section 5.7(a) nondiscrimination tests pursuant to Section 5.7(b) above.

                                        (B)     Second, the Employee's Excess
Matching Contributions shall be deemed to consist of any Employer Matching Contributions used to satisfy the Section 5.7(a) tests in proportion to the Employee's Employer Matching Contributions used to satisfy the Section 5.7(a) test for the Plan Year.

                                        (C)     Third, the Employee's Excess
Matching Contributions shall be deemed to consist of any allocations of Employer Discretionary Contributions which were characterized as Qualified Nonelective Contributions and used to satisfy the Section 5.7(a) nondiscrimination tests pursuant to Section 5.7(d) above.

                          (vi)    After the Administrator has determined the
aggregate amount, and character, of Excess Matching Contributions to be distributed to, or in the case of nonvested Employer Matching Contributions, reallocated from, the Account of a given Highly Compensated Employee or Family Member, the amount to be distributed or reallocated shall be increased to reflect any attributable income, or decreased to reflect any attributable losses. The attributable income or loss to be distributed or reallocated shall be calculated by the Plan Administrator using any reasonable method for computing the income or loss allocable to Excess Matching Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the plan for the Plan Year, and is used by the Plan Administrator for allocating income to Participants' Accounts.

                          (vii)   After calculation of an amount to be
distributed and/or reallocated to an Employee pursuant to the procedure discussed in paragraphs (i) through (vi), if the Employee in question has also made Excess Salary Deferrals during the calendar year ended within or coincident with the Plan Year, any Salary Reduction Contributions scheduled to be distributed to the Employee shall be adjusted to take into account any Excess Salary Deferrals deemed to be Excess Matching Contributions pursuant to paragraph (v) above and any relevant regulations issued by the Secretary of the Treasury.

                 (d) After the procedure outlined in subsection (c) is completed, all amounts of Excess Matching Contributions other than unvested allocations of Employer Matching Contributions shall be distributed to the respective Highly Compensated Employees and Family Members to whose Accounts the Excess Matching Contributions were made. Unvested allocations of Employer Matching Contributions which comprise Excess Matching Contributions shall be applied to reduce the Employer's obligation to make Employer Matching Contributions for the Plan Year next following the Plan Year to which the Excess Matching Contributions relate.

                 (e) All actions taken by the Administrator under this Section shall be pursuant to consistently applied procedures which do not arbitrarily discriminate in favor of those Highly Compensated Employees whose contribution percentages are nearest to the Maximum Matching Contribution Percentage.

                 (f) Any amount distributed to a Highly Compensated Employee or Family Member pursuant to this Section shall not be subject to any of the consent rules for Participants and spouses contained in Article VI below. Similarly, any such distribution will not make the Employee liable for the federal taxes applicable to early withdrawals (Section 72(t) of the Code) and excess distributions (Section 4981A of the Code).

VI       VESTING AND DISTRIBUTION OF ACCOUNTS

         6.1     VESTED INTEREST:

                 (a) A Participant's interest in his or her Salary Reduction Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account and Rollover Contributions Account under this Plan shall be at all times fully vested and nonforfeitable. A Participant's interest in his or her Employer Matching Contributions Account and Employer Discretionary Contributions Account shall be fully vested and nonforfeitable at the Participant's Normal Retirement Date, on the Participant's death or Permanent and Total Disability, upon termination of the Plan, and otherwise only to the following extent:

                          (i)     If a Participant's hire date with a
Participating Employer (including Beaver Insurance Company) is prior to February 1, 1986, the Participant is 100% vested at all times.

                          (ii)    If a Participant's hire date with a
Participating Employer (including Beaver Insurance Company) is after January 31, 1986 and before December 1, 1988, the Participant is vested in accordance with the following schedule:

          Years of Service                                          Percent Vested
          ----------------                                          --------------
          Less than 1 year                                                  0%
          1 but less than 2                                                20%
          2 but less than 3                                                40%
          3 but less than 4                                                60%
          4 but less than 5                                                80%
          5 years or more                                                 100%

                          (iii)   If a Participant's hire date with a
Participating Employer (including Beaver Insurance Company) is after November 30, 1988, the Participant is vested in accordance with the following schedule:

          Years of Service                                          Percent Vested
          ----------------                                          --------------
          Less than 1 year                                                  0%
          1 but less than 2                                                10%
          2 but less than 3                                                20%
          3 but less than 4                                                30%
          4 but less than 5                                                40%
          5 but less than 6                                                60%
          6 but less than 7                                                80%
          7 years or more                                                 100%

                          (iv)    Notwithstanding the foregoing, a Participant
who was hired before January 1, 1990 by Investors Bancor shall be vested in accordance with the following schedule:

          Years of Service                                          Percent Vested
          ----------------                                          --------------
          Less than 2 years                                                 0%
          2 but less than 3                                                25%
          3 but less than 4                                                50%
          4 but less than 5                                                75%
          5 years or more                                                 100%

                 (b) In the case of an Employee who has five consecutive one-year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of the vesting schedules in paragraph (a) above with respect to the Participant's Employer- derived Account balance that accrued before such Breaks in Service, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived Account balance accruing after such Breaks in Service. In the case of an Employee who does not have five consecutive one-year Breaks in Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break Employer derived Account balance.

                 (c) If any vesting schedule in paragraph (a) above is amended to provide less rapid vesting than that shown in paragraph (a) above, if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a Top-Heavy vesting schedule, each Participant (i) who has completed three Years of Service with the Employer and
(ii) whose Account(s) would have vested more rapidly prior to the amendment, may irrevocably elect during the election period to have the nonforfeitable percentage of his or her Accounts calculated without regard to such amendment. For purposes of this Section, the election period shall begin the date the amendment is adopted, and shall end on the date 60 days after the later of (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date the Participant is issued written notice of the amendment by the Employer or the Administrator.

         6.2 EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYER DISCRETIONARY CONTRIBUTIONS FORFEITURES:

                 (a) If an Employee incurs a Severance from Service, and the value of the Employee's vested Account balance derived from Employer and Employee contributions is not greater than $3,500, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a forfeiture. For purposes of this Section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance. A Participant's vested Account balance shall not include accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

                 (b) If an Employee incurs a Severance from Service, and elects, in accordance with the requirements of Sections 6.6 - 6.8, to receive the value of the Employee's vested Account balance, the nonvested portion will be treated as a forfeiture.

                 (c) If an Employee receives a distribution pursuant to this Section and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of 5 years after the Participant's Reemployment Commencement Date, or the date the Participant incurs 5 consecutive Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs 5 consecutive Breaks in Service, upon the Employee's Reemployment Commencement Date, the Employer-derived Account balance of the Employee will be restored to the amount on the date of such deemed distribution.

                 (d) If an Employee incurs a Severance from Service, the value of the Employee's vested Account Balance derived from Employer and Employee contributions is greater than $3,500, and the Employee does not elect, in accordance with the requirements of Sections 6.7 and 6.8, to receive the value of the Employee's vested Account balance, the nonvested portion of the Employee's Account will be treated as a forfeiture as of the last day of the Plan Year in which the Employee incurs five consecutive Breaks in Service.

                 (e) Any amounts forfeited pursuant to this Section, or pursuant to Section 5.8 shall be used to reduce the Employer's obligation to make Employer Matching Contributions for the Plan Year in which the forfeiture occurs.

         6.3 NORMAL RETIREMENT: A Participant may retire as of the first day of any month coinciding with or following his or her Normal Retirement Date. The Participant's Accounts shall be distributed in accordance with Sections 6.7 and 6.8 below.

         6.4 DEATH BENEFITS: If a Participant or former Participant dies before the entire vested balance of his or her Accounts has been distributed, the vested balance in his or her Accounts will be paid to the Participant's Beneficiary in accordance with Sections 6.7 and 6.8 below.

         6.5 TERMINATION OF EMPLOYMENT: Following a Participant's Severance from Service, the Participant's Accounts shall be valued as soon as practicable in accordance with the Administrator's customary procedures, and distributed in accordance with Sections 6.7 and 6.8 of the Plan.

         6.6     COMMENCEMENT OF DISTRIBUTION:

                 (a) Subject to Sections (b) and (c) and Section 6.7 below, the Accounts of a Participant who incurs a Severance from Service shall be distributed at a date designated by the Administrator, which designation (except as provided below) shall be made in a uniform and nondiscriminatory manner and shall be as soon as practicable following the next Valuation Date after the Participant's Severance from Service Date. If, at the date of distribution, the Participant's Accounts exceed (or at the time of any prior distribution exceeded) $3,500, the Participant (or, where the Participant is deceased, the Participant's Spouse) and the Participant's Spouse (if the Account being distributed is a Beaver Plan Account) must consent in writing within the 90 day period ending on the annuity starting date to the distribution before it may be made. If the Participant, or his or her Spouse where applicable, consents to the distribution, such distribution shall include all of the Participant's vested Account balances. If the Participant or, where applicable, the Participant's Spouse does not consent in writing to the distribution, the Participant's Accounts will be held in the Trust Fund until the earlier of (i) the Participant's death, or (ii) the Participant's Normal Retirement Date. If a Participant's consent to a distribution is required hereunder, then at least 30 days and not more than 90 days prior to the Annuity Starting Date the Administrator shall provide the Participant (or, if applicable, the Participant's Spouse) with a notice of the right to elect immediate distribution or the right to defer distribution until the Participant's Normal Retirement Date. A retired, disabled, deceased or terminated Participant's Accounts shall be increased by any Contributions that are allocated to the Participant's Accounts after the Valuation Date.

                 (b) Unless the Participant elects otherwise, distributions to a Participant must commence no later than 60 days following the close of the Plan Year in which occurs the latest of:

                          (i)     The date the Participant attains the earlier
of (A) the Participant's Normal Retirement Date, or (B) age 65;

                          (ii)    The 10th anniversary of the date on which the
Participant first commences participation in the Plan; or

                          (iii)   The date on which the Participant incurs a
Severance from Service.

         Notwithstanding the foregoing, the failure of a Participant (and, where applicable, the Participant's Spouse) to consent to a distribution while a benefit is immediately distributable within the meaning of this Section, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

                 (c) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution of a Beaver Plan Account in the form of a Qualified Joint and Survivor Annuity while the Beaver Plan Account balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 6.8 of the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Account balance will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

                 (d) Notwithstanding anything to the contrary herein, the balance in each Participant's Accounts must begin to be distributed not later than the April 1 following the calendar year in which the Participant reaches age 70 1/2.

         6.7     DIRECT ROLLOVERS AND WITHHOLDING:

                 (a) Effective Date: The provisions of this Section shall apply to all distributions from the Plan made on or after January 1, 1993.

                 (b) General Rule: If the Distributee of any Eligible Rollover Distribution elects to have the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, and specifies the Eligible Retirement Plan to which the Eligible Rollover Distribution is to be paid, then the Eligible Rollover Distribution will be paid to that Eligible Retirement Plan in a Direct Rollover.

                 (c) Waiver of 30 Day Notice Requirement: If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                 (d) Definitions: For purposes of this Section, the following definitions shall apply:

                          (i)     Direct Rollover: An Eligible Rollover
Distribution paid directly to an Eligible Retirement Plan for the benefit of a Distributee.

                          (ii)    Distributee:  An Employee, surviving spouse
of a deceased employee, or a spouse entitled to payment under a Qualified Domestic Relations Order.

                          (iii)   Eligible Retirement Plan:

                                        (A)     With respect to any
Distributee, an individual retirement account described in Section 408(a) of the Code.

                                        (B)     With respect to a Distributee
who is an Employee or a spouse or former spouse of an Employee who is an Alternate Payee under a Qualified Domestic Relations Order as defined in
Section 7.2 below, an Eligible Retirement Plan shall also mean an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or an annuity plan described in Section 403(a) of the Code.

                          (iv)    Eligible Rollover Distribution:  An Eligible
Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                 (e) If a Participant does not elect to have an Eligible Rollover Distribution transferred directly to an Eligible Retirement Plan, or in the case of any distribution which is not an Eligible Rollover Distribution, the Plan Committee shall direct the Trustee as to any required withholding.

         6.8     FORM OF BENEFIT:

                 (a) Distribution of all Accounts, other than Beaver Plan Accounts, shall be in the form of a lump sum.

                 (b) Distribution of all Beaver Plan Accounts shall be as follows:

                          (i)     Unless an optional form of benefit is
selected by the Participant or his or her Beneficiary pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, an unmarried Participant's vested Account balances will be paid in the form of a Straight Life Annuity, and a married Participant's vested Account balances will be paid in the form of a Qualified Joint and Survivor Annuity. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a married Participant dies before his or her Annuity Starting Date, the Participant's vested Account balances shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity for the life of the Participant's Surviving Spouse. A Participant will be deemed to be a "married" Participant if the Participant is married on his or her Severance from Service Date.

                                  (A)      In the case of a Qualified Joint and
Survivor Annuity as described in this Section, the Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the Annuity Starting Date a written explanation of: (I) the terms and conditions of a Qualified Joint and Survivor Annuity; (II) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (III) the rights of a Participant's Spouse; and (IV) the right to make, and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

                                  (B)      In the case of a Qualified
Preretirement Survivor Annuity as described in this Section, the Administrator shall provide each Participant within the applicable period, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph (A) of this Section 6.8(b)(i) applicable to a Qualified Joint and Survivor Annuity.

                                        (1)     The applicable period for a
Participant is whichever of the following periods ends last: (aa) the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year in which the Participant attains age thirty-five (35); (bb) a reasonable period ending after the individual becomes a Participant; (cc) a reasonable period ending after this Section first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after the Participant's Severance from Service in the case of a Participant whose Severance from Service occurs before the Participant attains age 35.

                                        (2)     For purposes of applying the
preceding paragraph, a reasonable period ending after the enumerated events described in (bb) and (cc) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant whose Severance from Service occurs prior to the Plan Year in which the Participant attains age 35, notice shall be provided within the two-year period beginning one year prior to the Participant's Severance from Service and ending one year after the Participant's Severance from Service. If such Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                          (ii)    The Participant, or if applicable, his or her
Spouse, may select by means of a Qualified Election, one of the following distribution alternatives in lieu of the Qualified Joint and Survivor Annuity described in (i) above:

                                  (A)      A life annuity, payable no less
frequently than annually, with a term certain guaranteed. The term certain cannot exceed the Participant's life expectancy, or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary. If a Participant dies before the Trustee has made the guaranteed number of payments, the Trustee shall continue the balance of the payments to the Participant's designated Beneficiary;

                                  (B)      A lump sum payment; or

                                  (C)      Equal, or nearly equal, at least
annual installments over a term certain extending not beyond the normal life expectancies of the Participant and his or her Beneficiary.

                (iii) If the Participant or his or her Beneficiary chooses the installment method of distribution, the following shall apply:

                        (A) If the Participant dies before the completion of installment payments, any balance in the Participant's Accounts shall be paid to his or her Beneficiary as provided in Section 6.4. If a Beneficiary who is receiving payments dies, any remaining balance of the Account shall be paid to the personal representative of the Beneficiary's estate. When establishing the terms of installment payments, at the time payments begin, the present value of the payments projected to be paid to the Participant, based on his or her life expectancy, must be more than 50% of the present value of the payments projected to be paid to the Participant and his or her Beneficiary, based on their life expectancies.

                        (B) As of any subsequent Valuation Date, the Administrator, with the consent of the Participant, may cause the amount then credited to the Accounts of the Participant to be paid in a lump sum.

                        (C) The following rules apply to payments after a Participant's death:

                             (1)   Distribution Beginning Before Death. If a
Participant dies after payments have begun, then his or her remaining vested Account balances, if any, must be distributed to his or her Beneficiary at least as rapidly as under the method of distribution elected by the Participant;

                             (2)     Distribution Beginning After Death.

                                     (I)   If the Participant dies before
distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with a) or b) below:

                                           a)   if any portion of the
Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                                           b)   if the designated Beneficiary is
the Participant's Surviving Spouse, the date distributions are required to begin in accordance with a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

If the Participant has not made an election pursuant to this paragraph (I) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                     (II)   For purposes of paragraph (I) above,
if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of paragraph (I), with the exception of paragraph
(bb) therein, shall be applied as if the Surviving Spouse were the Participant.

                                     (III)  For the purposes of this Section,
distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if paragraph (II) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to paragraph (I) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

                 (c) For purposes of this Article VI the following definitions shall apply:

                          (i)     Annuity Starting Date:  The first day of the
first period for which an amount is paid in an annuity or any other form.

                          (ii)    Election Period:  The period which begins on
the first day of the Plan Year in which the Participant attains age thirty-five
(35) and ends on the date of the Participant's death. If a Participant incurs a Severance from Service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Participant's Account balances as of the Severance from Service Date, the election period shall begin on the Severance from Service Date.

                          Pre-age 35 Waiver:  A Participant who will not yet
attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such Election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five
(35). Such Election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph (b) (i) above. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Article VI.

                          (iii)   Qualified Election:  A waiver of a Qualified
Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. The waiver must be in writing and must be consented to by the Participant's Spouse. The Spouse's consent to a waiver must be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

                          (iv)    Qualified Joint and Survivor Annuity:  An
annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse, and which is the amount of benefit which can be purchased with the Participant's Account balances. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

                          (v)     Qualified Preretirement Survivor Annuity:  An
annuity for the life of the Surviving Spouse of a Participant who dies prior to the commencement of benefits without selecting an optional form of benefit. This annuity shall be the amount of benefit which can be purchased with the deceased Participant's Account balances. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

                          (vi)    Spouse or Surviving Spouse:  The spouse or
surviving spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 414(p) of the Code.

                          (vii)   Straight Life Annuity:  An annuity for the
life of an unmarried Participant which shall be the amount of benefit which can be purchased with the Participant's Account balances.

         6.9     TRANSITIONAL RULES:

                 (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 Years of Service on his or her Severance from Service Date.

                 (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph (d) of this Section.

                 (c) The respective opportunities to elect (as described in paragraphs (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                 (d)      Any Participant who has elected pursuant to paragraph
(b) of this Section and any Participant who does not elect under paragraph (a) of this Section or who meets the requirements of paragraph (a) of this Section except that such Participant does not have at least 10 Years of Service on his or her Severance from Service Date, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                          (i)     Automatic Joint and Survivor Annuity.  If
benefits in the form of a life annuity become payable to a married Participant who:

                                        (A)     begins to receive payments
under the Plan on or after his or her Normal Retirement Date; or

                                        (B)     dies on or after his or her
Normal Retirement Date while still working for the Employer; or

                                        (C)     begins to receive payments on
or after the qualified early retirement age; or

                                        (D)     separates from service on or
after his or her Normal Retirement Date (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                          then such benefits will be received under this Plan
in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                          (ii)    Election of early survivor annuity.  A
Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or
(2) the date on which participation begins, and ends on the date the Participant terminates employment.

                          (iii)   For purposes of this Section 6.10:

                                  (A)     Qualified early retirement age is
the latest of:

                                        (I)      the earliest date, under the
Plan, on which the Participant may elect to receive retirement benefits,

                                        (II)     the first day of the 120th
month beginning before the Participant reaches normal retirement age, or

                                        (III) the date the Participant begins
participation.

                                        (B)      Qualified Joint and Survivor
Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 6.8.

         6.10    DISTRIBUTION REQUIREMENTS:

                 (a)      General Rules.

                          (i)     Subject to Section 6.8, the requirements of
this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this article apply to calendar years beginning after December 31, 1984.

                          (ii)    All distributions required under this Section
shall be determined and made in accordance with the proposed regulations under
Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

                 (b) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

                 (c) Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                          (i)     the life of the Participant,

                          (ii)    the life of the Participant and a designated
Beneficiary,

                          (iii)   a period certain not extending beyond the
life expectancy of the Participant, or

                          (iv)    a period certain not extending beyond the
joint and last survivor expectancy of the Participant and a designated Beneficiary.

                 (d) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                          (i)     Individual Account.

                                        (A)     If a Participant's benefit is
to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                                        (B)     For calendar years beginning
before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                                        (C)     For calendar years beginning
after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of
(1) the applicable life expectancy or (2) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in paragraph (A) above as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

                                        (D)     The minimum distribution
required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                          (ii)    Other Forms.  If the Participant's benefit is
distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of
Section 401(a)(9) of the Code and the proposed regulations thereunder. Any annuity contract distributed from this Plan must be nontransferable.

                 (e) Definitions: For purposes of this Section, the following definitions shall apply:

                          (i)     Applicable Life Expectancy.  The life
expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                          (ii)    Designated Beneficiary.  The individual who
is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the proposed regulations thereunder.

                          (iii)   Distribution Calendar Year.  A calendar year
for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 401(a)(9) of the Code.

                          (iv)    Life Expectancy.  Life expectancy and joint
and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the income tax regulations. Unless otherwise elected by the Participant (or Spouse in the case of distributions which begin following the Participant's death and in which the Spouse is named as the designated Beneficiary) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                          (v)     Participant's Benefit.

                                        (A)     The Account balance as of the
last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                                        (B)     Exception for second
distribution calendar year. For purposes of paragraph (A) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                          (vi)    Required Beginning Date.

                                        (A)     General Rule.  The required
beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                                        (B)     Transitional Rules.  The
required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (I) or (II) below:

                   (1) Non-5-percent Owners. The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                   (2) 5-percent Owners. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                         (I)   the calendar year in which the Participant
attains age 70 1/2, or

                         (II)  the earlier of the calendar year with or within
which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

                               The required beginning date of a Participant who
is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                               (C)   5-percent Owner. A Participant is treated
as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                               (D)   Once distributions have begun to a
5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

                  (f)   Transitional Rule

                         (i)   Notwithstanding the other requirements of
this article and subject to the requirements of Sections 6.7 and 6.8, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                               (A)   The distribution by the Trust is one which
would not have disqualified such Trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                               (B)   The distribution is in accordance with a
method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                               (C)   Such designation was in writing, was
signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                               (D)   The Employee had accrued a benefit under
the Plan as of December 31, 1983.

                               (E)   The method of distribution designated by
the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

                         (ii)  A distribution upon death will not be covered
by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

                          (iii)   For any distribution which commences before
January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfied the requirements in paragraphs (f) (i) (A) and (E) of this Section.

                          (iv)    If a designation is revoked any subsequent
distribution must satisfy the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one Plan to another Plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

         6.11 DISTRIBUTION OR TRANSFER OF ACCOUNTS ON PLAN TERMINATION AND OTHER EVENTS:

                 (a) Subject to Section 6.7 for any distributions or transfers on or after January 1, 1993, Participant's Accounts shall be distributed to the Participant, the Participant's Beneficiary, or as described in paragraph (d) below, to the Trustee or Custodian of an eligible retirement plan (as defined in Section 402(a)(5)(E)(iv) of the Code, as soon as administratively feasible following:

                          (i)     The termination of the Plan without the
establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e) or Section 409 of the Code) or a simplified employee pension plan (as defined in Section 408(k) of the Code.)

                          (ii)    The disposition by the Employer to an
unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in the trade or business of the Employer if the Employer continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

                          (iii)   The disposition by the Employer to an
unrelated entity of the Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), if the Employer continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

                          (iv)    Receipt of written instructions to transfer
Accounts from the Participant, the Participant's Beneficiary or the Employer, as the case may be.

                 (b) All distributions that may be made pursuant to one or more of the distributable events in (i) through (iii) in paragraph (a) above, or the provisions of Sections 6.15 or 6.17 of this Plan, are subject to the Spousal and Participant consent requirements (if applicable) contained in Sections 411(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988 that are triggered by items (i) through (iii) in paragraph (a) above must be made in a lump sum.

         6.12    DISTRIBUTION TO MINOR OR INCOMPETENT:

                 (a) In the event a distribution is to be made to a minor, the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary resides, or to a custodian for such Beneficiary under the Uniform Transfer to Minors Act, if permitted by the laws of the state in which the Beneficiary resides. Payment to the legal guardian, parent or custodian of a minor Beneficiary shall fully discharge the Trustee, Administrator and Plan from further liability on account thereof.

                          (b)     If a person who is entitled to receive
payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified conservator or other legal representative), the payment may be made to the person's Spouse, son, daughter, parent, brother, sister or other person determined by the Administrator to have incurred expense for the person otherwise entitled to payment. Distribution under this Section shall be in the discretion of the Administrator, and the Administrator shall not be compelled to make any distribution under this Section.

         6.13 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN: If a Participant who is entitled to a distribution cannot be located and the Administrator has made reasonable efforts to locate the Participant, the Participant's interest shall be forfeited and treated as Employer Matching Contributions or Employer Discretionary Contributions for the Plan Year during which the forfeiture occurs. The Administrator will be deemed to have made reasonable efforts to locate the Participant if the Administrator is unable to locate the Participant (or, in the case of a deceased Participant, his or her Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Administrator. The Participant's Account(s) shall be forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the two successive mailings. If the Participant or Beneficiary makes a written claim for the Account(s) subsequent to the forfeiture, the Employer shall cause the Account(s) to be reinstated.

         6.14    HARDSHIP DISTRIBUTION:

                 (a) Subject to the limitations of subsection (d) below, the Trustee shall, upon the direction of the Administrator, make a distribution from a Participant's Salary Reduction Contributions Account upon hardship of the Participant. A Participant shall be entitled to a hardship distribution only if the distribution is both (i) made on account of an immediate and heavy financial need of the Participant, and (ii) is necessary to satisfy such financial need, determined in accordance with objective, nondiscretionary standards established by the Administrator.

                 (b) An immediate and heavy financial need shall be deemed to include, the following:

                          (i)     Expenses incurred or necessary for medical
care described in Section 213(d) of the Code for the Participant, his or her Spouse, or any dependents of the Participant (as defined in Section 152 of the Code);

                          (ii)    Cost (excluding mortgage payments) relating
to the purchase of a principal residence for the Participant;

                          (iii)   Payment of tuition and related educational
fees for the next twelve months of post-secondary education for the Participant, his or her Spouse, children, or dependents; or

                          (iv)    The need to prevent the eviction of the
Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

                 (c) A distribution will be considered as necessary to satisfy an immediate and heavy financial need if the Administrator relies on the Participant's representation that the need cannot be relieved:

                          (i)     Through reimbursement or compensation by
insurance or otherwise;

                          (ii)    By reasonable liquidation of the
Participant's assets, to the extent such liquidation would not itself increase the amount of the need;

                          (iii)   By cessation of Salary Reduction
Contributions under the Plan; or

                          (iv)    By other distributions or loans from the Plan
or any other qualified retirement plan, or by borrowing from commercial sources on reasonable commercial terms, to the extent such amounts would not themselves increase the amount of the need.

                 (d) Aggregate hardship distributions to a Participant pursuant to this Section shall not exceed aggregate Salary Reduction Contributions allocated to the Participant's Salary Reduction Contributions Account; however, in the discretion of the Administrator, on a non-discriminatory basis, aggregate hardship distributions may include earnings accrued prior to the end of the last Plan Year ending before July 1, 1989 in the Participant's Salary Reduction Contributions Account.

                 (e) A participant must obtain the consent of his or her Spouse, if any, to the hardship withdrawal. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the hardship withdrawal is to be made. The consent must be in writing and must acknowledge the effect of the withdrawal, and must be witnessed by a Plan representative or notary public.

         6.15    LOANS:

                 (a) The Administrator may authorize a loan or loans to currently employed Participants, or parties in interest (as defined in ERISA) of the Plan who are Participants or Beneficiaries, provided that such loans:

                          (i)     are available to all such Participants and
Beneficiaries on a reasonably equivalent basis;

                          (ii)    are not made available to Highly Compensated
Employees, officers or shareholders in an amount greater than the amount made available to other Employees;

                          (iii)   bear a reasonable rate of interest;

                          (iv)    are adequately secured; and

                          (v)     no loan shall exceed the present value of the
Participant's or Beneficiary's vested accrued benefit.

                 (b) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

                 (c) All such loans shall be available to Participants and Beneficiaries without regard to any individual's race, color, religion, sex, age or national origin. All such loans shall further be subject to ERISA, the Code, the regulations and rulings thereunder, and to such terms and conditions not inconsistent therewith (and subject to this Section) as the Administrator shall determine pursuant to uniform policies and guidelines adopted by the Administrator. Such policies and guidelines shall be in writing and (i) may be amended by the Administrator from time to time (ii) shall be communicated to all affected Participants and Beneficiaries, and (iii) shall be deemed a part of this Plan.

         6.16 WITHDRAWALS AT AGE 59 1/2: A Participant may withdraw all or a part of the Participant's Salary Reduction Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account, Rollover Account, and the vested portion of his or her Employer Matching Contributions Account and Employer Discretionary Contributions Account, at any time subsequent to attainment of age 59 1/2.

         6.17 WITHDRAWALS FROM ROLLOVER ACCOUNT: A Participant may withdraw all or a part of the Participant's Rollover Account; provided, however, that except as permitted by Regulations (including Section 1.411(d)-4 of the Regulations), amounts attributable to elective contributions (as defined in
Section 1.401(k)-1(g)(3) of the Regulations), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Section 1.401(k)-1(d) of the Regulations.

VII      ADMINISTRATION

         7.1     POWERS OF THE ADMINISTRATOR:

                 (a) The Administrator shall file all reports and distribute to Participants and Beneficiaries reports and other information required under ERISA.

                 (b) The Administrator shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions and shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                          (i)     Discretionary authority to construe and
interpret the terms of the Plan, and to determine eligibility and the amount, manner and time of payment of any benefits hereunder;

                          (ii)    To prescribe procedures to be followed by
Employees in filing applications for benefits;

                          (iii)   To make a determination as to the right of
any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

                          (iv)    To request and receive from Employees such
information as necessary for the proper administration of the Plan, including but not limited to, such information as the Administrator may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his or her death, retirement or termination of employment;

                          (v)     To prepare and distribute, in such manner as
it determines to be appropriate, information explaining the Plan;

                          (vi)    To direct the Trustee as to the method in
which and persons to whom Plan assets will be distributed.

                 (c) The Administrator may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan, and all rules and decisions of the Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. Any rule or decision that is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and there shall be no appeal from any ruling by the Administrator that is within its authority, except as otherwise provided herein. When making a determination or calculation, the Administrator shall be entitled to rely upon information furnished by the Employer or anyone acting on behalf of the Employer.

                 (d) The Administrator shall have the power to (i) establish a funding policy; (ii) select alternative investment funds; (iv) receive and review reports on the financial condition of the Trust Fund and statements of the receipts and disbursements of the Trust Fund from the Trustee; and (v) appoint or employ one or more Investment Managers (as defined in Section 3(38) of the Act) to manage any part or all of the assets of the Plan for which the Administrator has investment discretion.

                 (e) The Administrator may appoint one or more persons to act as a Plan committee to discharge the duties of the Administrator under the Plan. A person shall not be ineligible to be a member of the committee because he or she is or may be a Participant in the Plan. The Employer from time to time may increase or decrease the number of members of the committee. The committee and each of its members shall be named fiduciaries with respect to the Plan, and shall be indemnified by the Employer against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

                 7.2      DOMESTIC RELATIONS ORDERS:

                 (a) If the Trustee or the Administrator receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Administrator shall take the following steps:

                          (i)     If benefits are in pay status, the
Administrator shall direct the Trustee to segregate and hold in a Determination Period Account the amounts that will be payable to the Alternate Payees with respect to the Determination Period if the order is a Qualified Domestic Relations Order.

                          (ii)    The Administrator shall promptly notify the
named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Administrator's procedures for determining if the order is a Qualified Domestic Relations Order.

                          (iii)   The Administrator shall determine whether the
order is a Qualified Domestic Relations Order under the provisions of Section 414(p) of the Code.

                          (iv)    The Administrator shall notify the named
Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

                 (b) If, within 18 months of receipt of the domestic relations order, the order is determined to be a Qualified Domestic Relations Order, the Administrator shall direct the Trustee to pay the Determination Period Account to the persons entitled to receive the Account pursuant to the order.

                 (c) If, within 18 months of receipt of the domestic relations order, (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Administrator shall direct the Trustee to pay the amounts held in the Determination Period Account to the Participant or other person who would have been entitled to such amounts if there had been no order.

                 (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-month period, the determination shall be applied prospectively only.

                 (e) For purposes of this Section, the following definitions shall apply:

                          (i)     Alternate Payee:  Any spouse, former spouse,
child or other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

                          (ii)    Determination Period:  The period of up to 18
months during which the Administrator shall determine the qualified status of a domestic relations order.

                          (iii)   Determination Period Account:  A segregated
account established by the Trustee at the direction of the Administrator, in which amounts which may be payable to an Alternate Payee shall be held. A Determination Period Account shall be held in an interest-bearing account and credited with earnings of that account.

                          (iv)    Qualified Domestic Relations Order:  Any
domestic relations order or judgment that meets the requirements set forth in
Section 414(p) of the Code.

VIII      LEAVES OF ABSENCE AND TRANSFERS

         8.1 MILITARY LEAVE OF ABSENCE: So long as the Uniformed Services Employment and Reemployment Rights Act of 1994, or any similar law, shall remain in force, providing for re-employment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in such Act from time to time in force, shall, for all purposes of this Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Plan; provided that upon such Employee being discharged from the military service of the United States the Employee applies for reemployment with the Employer and takes all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided by the Uniformed Services Employment and Reemployment Rights Act of 1994, or any similar law from time to time in force.

         8.2 OTHER LEAVES OF ABSENCE: For all purposes of this Plan, an Employee on an Employer-approved leave of absence not described in Section 8.1 above shall be considered as having continued in the employment of the Employer for the period of such leave, provided that the Employee returns to the active employment of the Employer before or at the expiration of such leave. Such approved leaves of absence shall be given on a uniform, non-discriminatory basis in similar fact situations.

         8.3     TRANSFERS:

                 (a)      In the event that:

                          (i)     a Participant is transferred to employment
with a member of the Controlled Group which has not adopted the Plan or to employment with the Employer in a status other than as an Employee; or

                          (ii)    a person is transferred from employment with
a member of the Controlled Group which has not adopted the Plan or from other employment with the Employer in a status other than Employee to employment with the Employer under circumstances making such person an Employee; or

                          (iii)   a person was employed by a member of the
Controlled Group which has not adopted the Plan, terminated his or her employment and was subsequently employed by the Employer as an Employee;

                 (b)      then the following provisions shall apply:

                          (i)     transfer to employment (A) with a member of
the Controlled Group which has not adopted the Plan or (B) with the Employer not as an Employee, shall not be considered termination of employment with the Employer, and such transferred person shall continue to be entitled to the benefits provided in the Plan, as modified by this Section;

                          (ii)    any employment with a member of the
Controlled Group which has not adopted the Plan or with the Employer not as an Employee will be deemed to be employment by the Employer;

                          (iii)   no amounts earned from a member of the
Controlled Group at a time when it has not adopted the Plan or from the Employer not as an Employee shall constitute Compensation hereunder;

                          (iv)    termination of employment with a member of
the Controlled Group which has not adopted the Plan by a person entitled to benefits under this Plan (other than to transfer to employment with the Company or another member of the Controlled Group) shall be considered as termination of employment with the Employer;

                          (v)     all other terms and provisions of this Plan
shall fully apply to such person and to any benefits to which he or she may be entitled hereunder.

IX       TRUST

         Contributions made to the Plan and all other Plan assets shall be held in trust under a Trust Agreement entered into between the Employer and the Trustee. Such Trust Agreement shall be incorporated herein by reference and shall be considered a part of the Plan.

X        FEES AND EXPENSES

         All reasonable fees and expenses of the Administrator or the Trustee incurred in the performance of their duties hereunder or under the Trust may be paid by the Employer; provided, however, that to the extent not so paid by the Employer, such fees and expenses shall be deemed to be an expense of the Trust, and the Trustee is authorized to charge the same to the Accounts of the Participants, and unless allocable to the Accounts of specific Participants, they shall be charged against the respective accounts of all or a reasonable group of Participants in such reasonable manner as the Trustee shall determine.

XI       NECESSITY OF QUALIFICATION

         This Plan is established with the intent that it shall qualify under
Section 401(a) of the Code as that Section exists at the time the Plan is established. If the Plan as adopted by the Employer fails to attain or retain such qualification, the Employer shall promptly either amend the Plan under
Section 401(b) of the Code so that it does qualify, or direct the Trustee to terminate the Trust, and distribute all the assets of the Trust, and the Plan and Trust shall be considered to be rescinded and of no force and effect.

XII      AMENDMENT, TERMINATION OR MERGER

         12.1 AMENDMENT OR TERMINATION: The Employer may at any time, and from time to time amend this Plan or suspend or terminate this Plan by giving written notice to the Trustee, but the Trust may not thereby be diverted from the exclusive benefit of the Participants, their Beneficiaries, survivors or estates, or the administrative expenses of the Plan, nor revert to the Employer, nor may an allocation or contribution theretofore made be changed thereby, nor may any amendment directly or indirectly deprive a Participant of such Participant's rights to benefits. No amendment to the Plan shall be effective to the extent that it would have the effect of decreasing any Participant's Accounts or would otherwise violate Section 411(d)(6) of the Code.

         12.2 TERMINATION OF PLAN: Upon termination or partial termination of the Plan or complete discontinuance of Employer Contributions under it, the Accounts of each affected Participant will be nonforfeitable. The Administrator shall distribute each Participant's Accounts to the Participant pursuant to Sections 6.7 and 6.8 as soon as is practicable after the termination.

         12.3 MERGER: Nothing contained herein shall prevent the merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, another plan meeting the requirements of Section 401(a) of the Code or the transfer to the Plan of assets or liabilities of another such plan so qualified under the Code. Any such merger, consolidation or transfer shall be accompanied by the transfer of such existing records and information as may be necessary to properly allocate such assets among Participants, including any tax or other information necessary for the Participants or persons administering the plan which is receiving the assets. The terms of such merger, consolidation or transfer must be such that (if this Plan had then terminated), the requirements of Section 12.1 hereof would be satisfied and each Participant would receive a benefit immediately after the merger, consolidation or transfer equal to or greater than the benefit he or she would have received if the Plan had terminated immediately before the merger, consolidation or transfer.

XIII      CLAIMS PROCEDURE

         13.1 RIGHT TO FILE CLAIM: Every Participant or Beneficiary of a Participant shall be entitled to file with the Administrator a claim for benefits under the Plan. The claim must be in writing.

         13.2 DENIAL OF CLAIM: If the claim is denied by the Administrator, in whole or in part, the claimant shall be furnished within 90 days after the Administrator's receipt of the claim (or within 180 days after such receipt if special circumstances require an extension of time) a written notice of denial of claim containing the following:

                 (a)      Specific reason or reasons for denial;

                 (b) Specific reference to pertinent Plan provisions on which the denial is based;

                 (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

                 (d)      An explanation of the claims review procedure.

         13.3    CLAIMS REVIEW PROCEDURE:

                 (a) Review may be requested at any time within 90 days following the date the claimant received written notice of the denial of his or her claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to represent him or her. The Administrator shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

                          (i)     Permit the claimant to review any documents
that are pertinent to the claim;

                          (ii)    Permit the claimant to submit to the
Administrator issues and comments in writing; and

                          (iii)   Afford the claimant an opportunity to meet
with a representative of the Administrator as a part of the review procedure.

                 (b) The decision on review by the Administrator shall be in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the Administrator determines that special circumstances require extension. The decision on review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Administrator is based.

XIV      TOP-HEAVY PROVISIONS

         14.1 PURPOSE: This Article is intended to insure that the Plan complies with Section 416 of the Code. If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of this Section will supersede any conflicting provision in the Plan.

         14.2 DEFINITIONS: For purposes of this Article, the following definitions shall apply:

                 (a) Determination Date: For any Plan year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Year.

                 (b) Key Employee: Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual Section 415 Compensation exceeds 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Section 415 Compensation exceeds 100% of the dollar limitation in effect under Section 415(c)(1)(A) of the Code, (iii) a 5% owner of the Employer, or (iv) a 1% owner of the Employer who has an annual Section 415 Compensation of more than $150,000. For purposes of this Section, the determination of Section 415 Compensation shall be based only on Section 415 Compensation which is actually paid and shall be made by including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. Determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

                 (c) Non-Key Employee: Any Employee who is not a Key Employee, including Employees who are former Key Employees.

                 (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                 (e) Required Aggregation Group: (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                 (f) Top-Heavy Plan: This Plan is Top-Heavy if for any Plan Year any of the following conditions exists:

                          (i)     If the Top-Heavy Ratio for this Plan exceeds
60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                          (ii)    If this Plan is a part of a Required
Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                          (iii)   If this Plan is a part of a Required
Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                 (g)      Top-Heavy Ratio:

                          (i)     If the Employer maintains one or more defined
contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of Account balances (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with
Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                          (ii)    If the Employer maintains one or more defined
contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                          (iii)   For purposes of (i) and (ii) above the value
of Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in
Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with
Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                                  The accrued benefit of a Participant other
than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                 (h) Valuation Date: The Plan Year-end as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

         14.3    MINIMUM ALLOCATION:

                 (a)      Except as otherwise provided in paragraphs (b) and
(c) below, in any Plan Year in which this Plan is Top-Heavy, Employer Discretionary Contributions allocated to the Accounts of each Participant who is a Non-Key Employee, shall be not less than the lesser of (i) 3% of the Non-Key Employee's Section 415 Compensation, or (ii) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy
Section 401 of the Code, the largest percentage of Employer Discretionary Contributions and forfeitures (if applicable), as a percentage of the first $200,000 of Section 415 Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution. This minimum contribution shall be made even though, under other provisions of this Plan, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or (iii) Compensation less than a stated amount.

                 (b) The provisions in paragraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 (c) The provisions in paragraph (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer.

                 (d) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under
Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

                 (e) Any minimum Top Heavy allocation will be made from the Fremont General Corporation Employee Stock Ownership Plan.

         14.4    VESTING SCHEDULE:

                 (a) If the vesting schedule for Matching and Discretionary Contributions in Section 6.1 results in vesting which is slower, in any respect, than the vesting schedule set forth below, then for any Plan Year in which the Plan is Top-Heavy, the following vesting schedule shall apply to any such Matching and/or Discretionary Contributions made for that Plan
Year:

         Years of Service                  Vested Percentage
         ----------------                  -----------------
         Less than 2 years                          0%
             2 years                               20%
             3 years                               40%
             4 years                               60%
             5 years                               80%
         6 years or more                          100%

The Top-Heavy vesting schedule shall also apply to any subsequent Plan Years unless the Employer amends the Plan to provide for a vesting schedule which is more rapid than the one in this Section.

                 (b) The minimum vesting schedule applies to all benefits accrued within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to Employer Contributions and forfeitures will be determined without regard to this Section.

XV       MISCELLANEOUS

         15.1 LEGAL OR EQUITABLE ACTION: If any legal or equitable action with respect to the Plan is brought by or maintained against any person, and the results of such action are adverse to that person, attorney's fees and all other costs to the Employer, the Administrator or the Trust of defending or bringing such action shall be charged against the interest, if any, of such person under the Plan.

         15.2 INDEMNIFICATION: The Employer indemnifies and holds harmless the Plan Administrator, all members of the Plan committee, if any, and the Trustee from and against any and all liabilities, demands, claims, losses, taxes, expenses, including reasonable attorney's fees, both direct and indirect, arising by reason of any act or omission to act (except willful misconduct or negligence) in their official capacities in the administration of this Plan or Trust or both, including all expenses reasonably incurred in their defense, if the Employer fails to provide such defense. The indemnification provisions of this Section 15.2 shall not relieve the Plan Administrator, any member of the Plan committee or any Trustee from any liability such person may have under the Act for breach of a fiduciary duty.

         15.3 NO ENLARGEMENT OF PLAN RIGHTS: It is a condition of the Plan, and each Participant by participating herein expressly agrees, that he or she shall look solely to the assets of the Trust for the payment of any benefit under the Plan.

         15.4 NO ENLARGEMENT OF EMPLOYMENT RIGHTS: Nothing appearing in or done pursuant to the Plan shall be construed (a) to give any person a legal or equitable right or interest in the assets of the Trust or distribution therefrom, nor against the Employer, except as expressly provided herein or (b) to create or modify any contract of employment between the Employer and any Employee or to obligate the Employer to continue the services of any Employee.

         15.5 WRITTEN ORDERS: In taking or omitting to take any action under this Plan, the Trustee may conclusively rely upon and shall be protected in acting upon any written orders from or determinations by the Employer or the Administrator as appropriate, or upon any other notices, requests, consents, certificates or other instruments or papers believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action.

         15.6 NO RELEASE FROM LIABILITY: Nothing in the Plan shall relieve any person from liability for any responsibility under Part 4 of Title I of the Act. Subject thereto, neither the Trustee or the Administrator nor any other person shall have any liability under the Plan, except as a result of negligence or wilful misconduct, and in any event the Employer shall fully indemnify and save harmless all persons from any liability except that resulting from their negligence or wilful misconduct.

         15.7 DISCRETIONARY ACTIONS: Any discretionary action, including the granting of a loan pursuant to Section 6.16 hereof, to be taken by the Administrator under this Plan shall be non-discriminatory in nature and all Employees similarly situated shall be treated in a uniform manner.

         15.8 HEADINGS: Headings herein are primarily for convenience of reference, and if they conflict with the text, the text shall control.

         15.9 APPLICABLE LAW: This Plan shall, to the extent state law is applicable, be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state of California.

         15.10 NON-ALIENATION OF BENEFITS: No amount payable to or held under the Plan for the account of any Participant or Beneficiary of a Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No amount payable to or held under the Plan for the account of any Participant or Beneficiary may be in any manner liable for the Participant's or Beneficiary's debts, contracts, liabilities, engagements or torts, or be subject to any legal process, levy or attachment. The provisions of this Section shall not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order.

         15.11 NO REVERSION: Notwithstanding any other contrary provision of the Plan, no part of the assets in the Trust shall revert to the Employer, and no part of such assets, other than that amount required to pay taxes or administrative expenses, shall be used for any purpose other than exclusive benefit of Employees or their Beneficiaries. However, the Employer may request a return, and this Section shall not prohibit return, of an amount to the Employer under any of the following circumstances:

                 (a) If the amount was all or part of an Employer Contribution which was made as a result of a mistake of fact and the amount contributed is returned to the Employer within one year after the date on which the mistaken payment of the contribution was made; or

                 (b) If the amount was all or part of an Employer Contribution which was conditioned on deductibility under Section 404 of the Code and this condition is not satisfied, and the amount is returned to the Employer within one year after the date on which the deduction is disallowed; or

                 (c) If the amount was all or part of an Employer Contribution which was conditioned on the initial qualification of the Plan under Section 401(a) of the Code, this condition is not satisfied, the Plan was submitted to the Internal Revenue Service for qualification by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe, and the amount is returned to the Employer within one year after the date on which initial qualification is denied.

                 For purposes of this Section, all Employer Contributions are conditioned on initial qualification of the Plan under Section 401(a) of the Code and deductibility under Section 404 of the Code.

         15.12 NOTICES: The Employer will provide the notice to other interested parties contemplated under Section 7476 of the Code before requesting a determination by the Secretary of the Treasury or his or her delegate with respect to the qualification of the Plan.

         15.13 CONFLICT: In the event of any conflict between the provisions of this Plan and the terms of any contract or agreement issued thereunder or with respect thereto, the provisions of the Plan shall control.





Dated:  November 21, 1994            FREMONT GENERAL CORPORATION



                                     By:  /s/ Raymond G. Meyers
                                        --------------------------------------
                                              Raymond G. Meyers
                                              Senior Vice President

                                   EXHIBIT A

                            PARTICIPATING EMPLOYERS


1.       Fremont General Corporation

2.       Fremont Financial Corporation

3.       Fremont Indemnity Company

         a.      Physicians and Surgeons Underwriters Corporation

         b.      Comstock Insurance Company

         c.      Fremont Reinsurance Company

4.       Fremont Premium Finance Corporation

5.       Fremont Life Insurance Company

6.       Fremont Investment and Loan

7.       Fremont Compensation Insurance Company

         a.      Fremont Health Company